As filed with the Securities and Exchange Commission on March 24, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 1, 2006

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

(888) 279-3457

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 3, 2006, Bank of America Corporation (“Bank of America”) filed a Form 8-K regarding the appointment of Frank P. Bramble, Sr. to the Board of Directors of Bank of America. Bank of America stated it would file an amendment to such Form 8-K when information regarding any related party transactions between Bank of America and Mr. Bramble or his immediate family became available. Bank of America has determined that there is no information required to be disclosed regarding related party transactions with Mr. Bramble.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ellen A. Perrin
Ellen A. Perrin
Assistant General Counsel

Dated: March 24, 2006

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